Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,020,090.10
Previously Paid Amount	0.00
Total Fee Amount	5,361.58
Total Offset Amount	0.00
Net Fee	$ 5,361.58